                       STATEMENT OF ADDITIONAL INFORMATION
                       ===================================

                          FAIRPORT MIDWEST GROWTH FUND
                (formerly known as Roulston Midwest Growth Fund)

                         FAIRPORT GROWTH AND INCOME FUND
               (formerly known as Roulston Growth and Income Fund)

                       FAIRPORT GOVERNMENT SECURITIES FUND
             (formerly known as Roulston Government Securities Fund)

                                 Three Funds of
                                 FAIRPORT FUNDS

                               Investment Adviser:
                            ROULSTON & COMPANY, INC.

         This Statement of Additional Information is not a prospectus and relates to FAIRPORT MIDWEST GROWTH FUND (the "MIDWEST GROWTH FUND"), FAIRPORT GROWTH AND INCOME FUND (the "GROWTH AND INCOME FUND"), and FAIRPORT GOVERNMENT SECURITIES FUND (the "GOVERNMENT FUND"). The MIDWEST GROWTH FUND, GROWTH AND INCOME FUND, and GOVERNMENT FUND are sometimes referred to individually as a "Fund" and collectively as the "Funds".

         The name changes for FAIRPORT FUNDS (the "Trust"), and its Funds, were approved by unanimous vote of the Board of Trustees, in accordance with the Trust's Declaration of Trust and By-Laws, on February 22, 1996, and became effective on March 1, 1996.

         This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Funds' Prospectus dated February 28, 1997. The Prospectus may be obtained through the Trust's Distributor, Roulston Research Corp., 4000 Chester Avenue, Cleveland, Ohio 44103 (the "Distributor").

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR
 IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND,
    IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS
       DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH
                       OFFERING MAY NOT LAWFULLY BE MADE.

                              February 28, 1997
                      Supplemented as of March 20, 1997

                                TABLE OF CONTENTS
                                -----------------

THE TRUST......................................................................

ADDITIONAL INFORMATION ON
   PERMITTED INVESTMENTS AND RELATED RISK FACTORS..............................

ADDITIONAL INVESTMENT LIMITATIONS..............................................

MANAGEMENT OF THE TRUST........................................................

PRINCIPAL HOLDERS OF SECURITIES................................................

INVESTMENT ADVISORY AND OTHER SERVICES.........................................

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...............................

NET ASSET VALUE................................................................

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................

TAXES..........................................................................

PERFORMANCE INFORMATION........................................................

OTHER INFORMATION..............................................................

                                  APPENDIX "A"
                                  ------------

                       DESCRIPTIONS OF SECURITIES RATINGS

                                  APPENDIX "B"
                                  ------------

                          ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 1996

                                    THE TRUST
                                    ---------

         FAIRPORT FUNDS (formerly THE ROULSTON FAMILY OF FUNDS) (the "Trust") is an open-end management investment company established under Ohio law as an Ohio business trust under a Declaration of Trust dated September 16, 1994.

         On April 28, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation with The Advisors' Inner Circle Fund, a Massachusetts business trust ("Advisors"), FAIRPORT MIDWEST GROWTH FUND (formerly Roulston Midwest Growth Fund), FAIRPORT GROWTH AND INCOME FUND (formerly Roulston Growth and Income Fund) and FAIRPORT GOVERNMENT SECURITIES FUND (formerly Roulston Government Securities Fund) of the Trust acquired all of the assets of each of the Roulston Midwest Growth Fund, the Roulston Growth and Income Fund, and the Roulston Government Securities Fund of Advisors (collectively, the "Acquired Funds"), respectively, in exchange for the assumption of such Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Fund of the Trust having an aggregate net asset value equal to such Acquired Fund's net assets (the "Reorganization"). The performance and financial information included in this Statement of Additional Information relates to both the operations of the Acquired Funds prior to the Reorganization and to the Funds of the Trust since the Reorganization.

         The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest ("shares"). Each share of each Fund represents an equal proportionate interest in that Fund. See "OTHER INFORMATION--Description of Shares" below. This Statement of Additional Information relates to the Trust's FAIRPORT MIDWEST GROWTH FUND (the "MIDWEST GROWTH FUND"), FAIRPORT GROWTH AND INCOME FUND (the "GROWTH AND INCOME FUND"), and FAIRPORT GOVERNMENT SECURITIES FUND (the "GOVERNMENT FUND"). The MIDWEST GROWTH FUND, GROWTH AND INCOME FUND, and GOVERNMENT FUND are sometimes referred to individually as a "Fund" and collectively as the "Funds".

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                 ADDITIONAL INFORMATION ON PERMITTED INVESTMENTS
                            AND RELATED RISK FACTORS
                            ------------------------

BANKERS' ACCEPTANCES
--------------------

         Negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges. Maturities are generally six months or less. All Funds are permitted to invest in bankers' acceptances.

CERTIFICATES OF DEPOSIT
-----------------------

         A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal. All Funds are permitted to invest in certificates of deposit.

TIME DEPOSITS
-------------

         A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities; a Fund will not invest more than 15% of its net assets in illiquid securities, including such time deposits. All Funds are permitted to invest in time deposits.

U.S. GOVERNMENT SECURITIES
--------------------------

         The GOVERNMENT FUND invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such agencies and instrumentalities include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Student Loan Marketing Association ("SLMA"). Obligations of agencies such as GNMA are backed by the full faith and credit of the U.S. Government. Others, such as the obligations of FNMA, are not backed by the full faith and credit of the U.S. Government but are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of SLMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks, are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial assistance to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Some of these securities are considered to be "mortgage-related securities" because they represent ownership in a pool of federally insured mortgage loans with maturities of up to 30 years. However, due to scheduled and unscheduled principal payments, such securities have a shorter average maturity and, therefore, less principal volatility than a bond with a comparable maturity. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular pool of mortgages. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Such mortgage-related securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although mortgage-related securities may offer yields higher than those available from other types of U.S. Government securities, such securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a mortgage-related security likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-related security originally purchased at a premium to decline in price to its par value, which may result in a loss. The market value and interest yield of these securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

         Each Fund may invest in Separately Traded Interest and Principal Securities ("STRIPs"), which are component parts of U.S. Treasury securities traded through the Federal Reserve Book-Entry System. Roulston will purchase only those STRIPs that it determines are liquid or, if illiquid, do not violate the Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPs, Roulston will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights.

VARIABLE AMOUNT MASTER DEMAND NOTES
-----------------------------------

         Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria as set forth in the Prospectus for commercial paper for such Fund. Roulston will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES
--------------------------------

         Each Fund may acquire variable and floating rate notes, subject to such Fund's investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by Roulston to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that Fund's investment policies. In making such determinations, Roulston will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include governmental agencies, and financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that a Fund is not entitled to receive the principal amount of a note within seven days and there is no established market for such note, such a note will be treated as an illiquid security for purposes of calculation of the 15% limitation on such Fund's investment in illiquid securities.

REPURCHASE AGREEMENTS
---------------------

         Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Reserve System and registered broker-dealers which Roulston deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under Federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

FOREIGN INVESTMENT
------------------

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

         In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         A Fund will acquire such securities only when Roulston believes the risks associated with such investments are minimal.

OPTIONS TRADING
---------------

         Each of the Funds may purchase put and call options. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes a call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         In addition, when a Fund writes a covered call option and such option is exercised, that Fund will forego the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which that Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund which wrote the call will effect a closing purchase transaction to close out any existing call option on that security. There is no assurance of liquidity in the secondary market for purposes of closing out options positions. If that Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or such Fund delivers the underlying security upon exercise.

         Although a Fund will engage in option transactions only as hedging transactions and not for speculative purposes, there are risks associated with such investment including the following: (i) the success of a hedging strategy may depend on the ability of Roulston to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates;
(ii) there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

         The Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
-------------------------------------------

         As discussed in the Prospectus, each Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Custodian will set aside in a separate account cash or high quality liquid debt securities equal to the amount of the commitment. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or high quality liquid debt securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of Roulston to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

         When a Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. A Fund will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage.

INVESTMENT COMPANY SHARES
-------------------------

         Each Fund may invest in securities of other investment companies, including shares of money market mutual funds. Since such funds pay management fees and other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the acquired investment company; more than 5% of the Fund's total assets are invested in securities issued by any one investment company; or more than 10% of the total assets of the Fund in the aggregate are invested in securities of investment companies as a group.

                        ADDITIONAL INVESTMENT LIMITATIONS
                        ---------------------------------

         Each Fund's investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of such Fund's outstanding shares.

FUNDAMENTAL RESTRICTIONS
------------------------

         The following investment restrictions may be changed with respect to a Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined below under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares"). In addition to the investment restrictions set forth in the Prospectus, each Fund may not:

1. Make loans, except that the Fund may purchase or hold debt instruments and make time deposits with financial institutions in accordance with its investment objectives and policies, and the Fund may enter into repurchase agreements and engage in securities lending, as described in the Prospectus and this Statement of Additional Information;

2. Purchase or sell real estate (although investment in marketable securities of issuers which can invest in real estate or engage in such activities, securities backed or secured by interests in real estate, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein are not prohibited by this restriction);

3. Purchase securities on margin, except that a Fund may obtain short-term credit as necessary for the clearance of securities transactions and except as may be necessary to make margin payments in connection with derivative securities transactions;

4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under Federal securities laws in selling a portfolio security; and

5. Purchase or sell commodities or commodities contracts (including future contracts), except to the extent disclosed in the current Prospectus of the Fund.

NON-FUNDAMENTAL RESTRICTIONS
----------------------------

         The following additional investment restrictions of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. A Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of that Fund's net assets would be invested in securities that are illiquid;

2.       Engage in any short sales;

3. Invest more than 10% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation;

4. Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Trust or of any investment adviser of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities;

5. Pledge, mortgage or hypothecate assets in excess of one third of the Fund's total assets;

6. Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act and the rules and regulations thereunder or pursuant to any exemptions therefrom;

7. Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or mineral leases; and

8. Invest more than 5% of its net assets in warrants valued at the lower of cost or market, provided, that included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

         None of the Funds currently intends to enter into reverse repurchase agreements during the current fiscal year.

                             MANAGEMENT OF THE TRUST
                             -----------------------

TRUSTEES AND OFFICERS OF THE TRUST
----------------------------------

         The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Ohio. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee who is an "interested person" of the Trust, as that term is defined in the 1940 Act, is indicated by an asterisk. Certain officers of the Trust also serve as Directors and/or officers of Roulston or the Distributor.

   NAME, BUSINESS                POSITIONS(S) HELD                 PRINCIPAL OCCUPATION(S)
   ADDRESS AND AGE                WITH THE TRUST                   DURING PAST FIVE YEARS
   ---------------                --------------                   ----------------------
Scott D. Roulston                     Trustee                  President and Director of Roulston
4000 Chester Avenue                and President               & Company, Inc. and Roulston
Cleveland, Ohio  44103                                         Research Corp since 1990.

Age: 39

Thomas V. Chema                       Trustee                  Partner, Arter & Hadden
1100 Huntington Building                                       (law firm) since April, 1989; since
Cleveland, Ohio  44115                                         June, 1995, President, Gateway
                                                               Consultants Group, Inc. (sports and
Age: 50                                                        related public facilities consulting);
                                                               from June, 1990, to June, 1995,
                                                               Executive Director of Gateway
                                                               Economic Development Corp. of
                                                               Greater Cleveland (sports and related
                                                               facilities public development
                                                               company).

David H. Gunning                      Trustee                  Chairman, President and
1001 Lakeside Avenue                                           Chief Executive Officer of Capitol
Cleveland, Ohio  44114                                         American Financial Corporation
                                                               (insurance company) since February,
Age: 54                                                        1993; prior thereto, partner of Jones,
                                                               Day, Reavis & Pogue (law firm).

Ivan J. Winfield                      Trustee                  Associate Professor, Baldwin
30901 Ainsworth Drive                                          Wallace College since 1995; from
Pepperpike, Ohio  44124                                        1980 to 1994, Managing Partner,
                                                               Coopers & Lybrand, Northeast Ohio
Age: 62                                                        (certified public accounting firm).


     NAME, BUSINESS                POSITIONS(S) HELD                 PRINCIPAL OCCUPATION(S)
     ADDRESS AND AGE                 WITH THE TRUST                   DURING PAST FIVE YEARS
     ---------------                 --------------                   ----------------------
Michele R. Fogarty                   Treasurer and               Since May, 1996, Chief Financial
4000 Chester Avenue                    Secretary                 Officer of Roulston & Company,
Cleveland, Ohio  44103                                           Inc.; February 1996 to May 1996,
                                                                 Director of Finance, Controller and
Age: 35                                                          Treasurer of Roulston & Company,
                                                                 Inc.; January, 1994 to February,
                                                                 1996, Vice President/Accounting &
                                                                 Operations for Carnegie Capital
                                                                 Management Co. and Treasurer of
                                                                 Carnegie Funds Group; prior thereto,
                                                                 Assistant Vice President and
                                                                 Assistant Treasurer for Carnegie
                                                                 Capital Management Co. (financial
                                                                 services/mutual fund companies).


    NAME, BUSINESS                   POSITIONS(S) HELD                   PRINCIPAL OCCUPATION(S)
    ADDRESS AND AGE                   WITH THE TRUST                     DURING PAST FIVE YEARS
    ---------------                   --------------                     ----------------------
Kristin Hay Ives, Esq.               Assistant Secretary            Partner of the law firm of Baker
Capitol Square, Suite 2100                                          & Hostetler LLP, counsel to the
65 East State Street                                                Trust.
Columbus, Ohio  43215

Age:  36

Charles A. Kiraly                    Assistant Treasurer            Since April, 1996, an employee of
4000 Chester Avenue                                                 Roulston & Company, Inc.; prior
Cleveland, OH 44130                                                 thereto, Senior Dealer Services
                                                                    Representative at BISYS Fund
Age 28                                                              Services, Ohio, Inc.; Employee at
                                                                    BISYS Fund Services, Ohio, Inc.
                                                                    since May, 1993. 1992 Graduate of
                                                                    Ohio University, BBA in Business
                                                                    Administration.


         The Trust pays the fees for unaffiliated Trustees (currently $1,000 per Board meeting attended and $4,000 per year retainer). The officers and affiliated Trustee of the Trust receive no compensation for such services, but those officers who are employees of Roulston receive compensation from Roulston.

         The following table sets forth information regarding the total compensation paid by the Trust to its Trustees for their services as Trustees during the fiscal year ended October 31, 1996. The Trust has no pension or retirement plans.

COMPENSATION TABLE:

  NAME AND POSITION      AGGREGATE ESTIMATED      TOTAL COMPENSATION
   WITH THE TRUST            COMPENSATION          FROM THE TRUST AND
  -----------------         FROM THE TRUST         THE FUND COMPLEX *
                            --------------         ------------------
Scott D. Roulston,
Chairman                      $    0                   $    0

Thomas V. Chema,
Trustee                       $8,000                   $8,000

David H. Gunning,
Trustee                       $8,000                   $8,000

Ivan J. Winfield,
Trustee                       $8,000                   $8,000

* For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related. The Funds are currently the only members of their Fund Complex.

         As of the date hereof, all Trustees and Officers of the Trust, as a group, owned fewer than one percent of the shares of each of the Funds.

                         PRINCIPAL HOLDERS OF SECURITIES
                         -------------------------------

         Listed below are the names and addresses of those shareholders and accounts who, as of January 31, 1997, owned 5% or more of the shares of each Fund.

FAIRPORT MIDWEST GROWTH FUND:
-----------------------------

         Shareholder(s)                                       Percentage Owned
         --------------                                       ----------------
Charles Schwab & Co., Inc.                                        10.07%
Special Custody Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

FAIRPORT GROWTH AND INCOME FUND:
--------------------------------

         Shareholder(s)                                       Percentage Owned
         --------------                                       ----------------
Liqui Box Corp. EMP PSP                                            6.55%
William McBee Trustee
c/o The Hampton Company
320 Springside Drive
Suite 350
Akron, Ohio 44333

FAIRPORT GOVERNMENT SECURITIES FUND:

         Shareholder(s)                                       Percentage Owned
         --------------                                       ----------------


Liqui Box Corp. EMP PSP                                            24.47%
William McBee Trustee
c/o The Hampton Company
320 Springside Drive
Suite 350
Akron, Ohio 44333

Charles Schwab & Co., Inc.                                         22.33%
Special Custody A/C for BNFT CUST
101 Montgomery Street
San Francisco, CA 94104

                     INVESTMENT ADVISORY AND OTHER SERVICES
                     --------------------------------------

THE INVESTMENT ADVISER
----------------------

         The Trust and Roulston have entered into an Investment Advisory Agreement (the "Advisory Agreement") dated as of January 20, 1995, amended as of November 30, 1996. Pursuant to the Advisory Agreement, Roulston has agreed to provide investment advisory services to the Funds as described in the Prospectus.

         The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to Roulston but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of such Fund are registered, Roulston will bear the amount of such excess. Roulston will not be required to bear expenses of the Fund to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

         Unless sooner terminated, the Advisory Agreement with respect to a Fund continues in effect for successive one-year periods ending January 20 of each year if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of that Fund (as defined under "ADDITIONAL INFORMATION -Vote of a Majority of the Outstanding Shares" below), and a majority of the Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by Roulston. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Advisory Agreement provides that Roulston shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance by Roulston of its obligations under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of Roulston in the performance of its duties, or from negligent disregard by Roulston of its duties and obligations thereunder. Roulston from time to time may defray certain of the administrative costs of retirement accounts in connection with such accounts' investment in the Funds and may also pay certain costs associated with the distribution of the Funds' shares. Such costs will not be borne by the Funds.

         For the fiscal year ended October 31, 1996, Roulston earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the Funds.

                               GROSS     ADVISORY      NET
         FUND                ADVISORY      FEES      ADVISORY
         ----               FEES EARNED   WAIVED   FEES RECEIVED
         ----               -----------   ------   -------------
MIDWEST GROWTH FUND           $417,458   $169,950   $247,508
GROWTH AND INCOME FUND        $184,723   $ 81,095   $103,628
GOVERNMENT SECURITIES FUND    $ 18,674   $ 18,674   $      0
                     TOTALS   $620,855   $269,719   $351,136

         For the fiscal year ended October 31, 1995, Roulston earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the Funds, including advisory services provided to the Acquired Funds during the first six months of such year.

                               GROSS     ADVISORY      NET
         FUND                ADVISORY      FEES      ADVISORY
         ----               FEES EARNED   WAIVED   FEES RECEIVED
                            -----------   ------   -------------
MIDWEST GROWTH FUND           $341,934   $ 61,126   $280,808
GROWTH AND INCOME FUND        $175,714   $ 58,630   $117,084
GOVERNMENT SECURITIES FUND    $ 29,634   $ 29,634   $      0
                     TOTALS   $547,282   $149,390   $397,892

         Roulston earned and waived the following fees for investment advisory services provided to the Acquired Funds during the fiscal year ended October 31, 1994:

                               GROSS     ADVISORY      NET
         FUND                ADVISORY      FEES      ADVISORY
         ----               FEES EARNED   WAIVED   FEES RECEIVED
                            -----------   ------   -------------
MIDWEST GROWTH FUND           $188,000   $ 16,000   $172,000
GROWTH AND INCOME FUND        $127,000   $ 28,000   $ 99,000
GOVERNMENT SECURITIES FUND    $ 32,000   $ 32,000   $      0
                     TOTALS   $347,000   $ 76,000   $271,000

THE ADMINISTRATOR
-----------------

         The Trust and FPS Services, Inc. ("FPS"), the Administrator, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, have entered into an administration agreement dated January 20, 1995, as amended as of January 1, 1997 (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement remained in effect for a period of two years after its effective date and shall continue in effect for successive periods of two years thereafter unless terminated by either party on not less than 180 days' prior written notice to the other party.

         The Administrator assists in supervising all operations of each Fund (other than those performed by Roulston under the Advisory Agreement, by UMB Bank, N.A. under the Custodian Agreement and by the Administrator under the Accounting Services Agreement, the Transfer Agent Services Agreement and the Custody Administration and Agency Agreement).

         Under the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical, and certain bookkeeping services; prepare the periodic reports to the Securities and Exchange Commission (the "Commission") on Form N-SAR or any replacement forms therefor; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; assist to the extent requested by the Trust with the Trust's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by Roulston under the Advisory Agreement, by UMB Bank, N.A. under the Custodian Agreement and by the Administrator under the Accounting Services Agreement, the Transfer Agent Services Agreement and the

Custody Administration and Agency Agreement.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement equal to a fee, calculated daily and paid monthly, at the annual rate, subject to a minimum annual fee of $55,000 for the first series and $12,000 for each additional domestic series, calculated as follows:

         .15% On the First $50 Million of Total Average Net Assets; .10% On the Next $50 Million of Total Average Net Assets; and .05% Of Total Average Net Assets in Excess of $100 Million of Average Net Assets.

         The Administrator also receives certain out-of-pocket expenses.

         For the fiscal year ended October 31, 1996, the Administrator earned the following amounts with respect to administrative services provided to the
Funds:

                                                    ADMINISTRATIVE
                     FUND                              FEES PAID
                     ----                               TO FPS
                                                        ------
MIDWEST GROWTH FUND                                    $ 75,644
GROWTH AND INCOME FUND                                 $ 33,436
GOVERNMENT SECURITIES FUND                             $ 10,062
                    TOTAL                              $119,142

         For the fiscal period of May 1, 1995 through October 31, 1995, the Administrator earned the following amounts with respect to administrative services provided to the Funds:

                                                    ADMINISTRATIVE
                     FUND                              FEES PAID
                     ----                               TO FPS
                                                        ------
MIDWEST GROWTH FUND                                    $33,600
GROWTH AND INCOME FUND                                 $16,895
GOVERNMENT SECURITIES FUND                             $ 7,516
                    TOTAL                              $58,011

TRANSFER AGENT AND FUND ACCOUNTANT
----------------------------------

         The Trust has entered into a Transfer Agent Services Agreement dated as of January 20, 1995, amended as of January 1, 1997 (the "Transfer Agent Agreement"), with FPS (the "Transfer Agent"), pursuant to which FPS has agreed to act as the transfer and dividend disbursing agent for each Fund. Pursuant to the Transfer Agent Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Trust's shareholders of record; processing shareholder purchase, redemption and exchange orders; processing transfers of shares of the Trust on the shareholder files and records; processing dividend payments and reinvestments; generating account statements; and assistance in the mailing of shareholder reports and proxy solicitation materials. In consideration for such services, each Fund has agreed to pay the Transfer Agent a fee, computed daily and paid periodically, according to the following schedule:

         For account maintenance: $15.00 per Account per year Annual Maintenance Fee subject to a minimum monthly fee of $2,500 for Fairport Midwest Growth Fund, $2,500 for Fairport Growth and Income Fund and $2,000 for Fairport Government Securities Fund. For IRA's, 403(b) Plans, Defined Contribution/Benefit Plans: $12.00 per Account per Year Annual Maintenance Fee. Out of pocket expenses are reimbursed to FPS monthly. Additional fees may apply in the event that FPS performs special projects as Transfer Agent.

         In addition, the Transfer Agent provides certain fund accounting services to each of the Funds pursuant to an Accounting Services Agreement dated as of January 20, 1995, amended as of January 1, 1997. Such services include maintaining the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintaining a monthly trial balance of all ledger accounts; performing certain accounting services for each Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with such Fund's Custodian, affirmation to that Fund's Custodian of all portfolio trades and cash settlements, verification and reconciliation with that Fund's Custodian of all daily trade activity; providing certain reports; obtaining dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and preparing an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund. In consideration for such services, each Fund has agreed to pay the Transfer Agent a fee, computed daily and paid periodically, at an annual rate calculated as follows:

         $24,000 Minimum to $20 Million of Average Net Assets; .04% On the Next $30 Million of Average Net Assets; .03% On the Next $50 Million of Average Net Assets; .01% Over $100 Million of Average Net Assets.

THE DISTRIBUTOR
---------------

         Roulston Research Corp., a wholly owned subsidiary of Roulston (the "Distributor"), and the Trust are parties to a distribution agreement dated January 20, 1995, amended as of June 3, 1996 (the "Distribution Agreement"). The Distributor receives no compensation under the Distribution Agreement for distribution of shares of the Funds, but receives payments under the Trust's Distribution and Shareholder Service Plan described below.

         The Distribution Agreement remains in effect for successive one-year periods ending January 20th if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, the Distributor solicits orders for the sale of shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN
-----------------------------------------

         As described in the Prospectus, the Trust has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to pay the Distributor for payments it makes to broker-dealers, banks and other institutions (collectively, "Participating Organizations") for providing distribution or shareholder service assistance or for distribution assistance and/or shareholder service provided by the Distributor. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes each Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of that Fund.

         As required by Rule 12b-1, the Plan was approved by the initial sole shareholder of each Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of that Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan with respect to a Fund may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of such Fund.

         The Plan continues in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and retention of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         As authorized by the Plan, the Distributor has agreed to provide certain distribution and share holder services in connection with shares purchased and held by the Distributor for the accounts of its customers and shares purchased and held by customers of the Distributor directly, including, but not limited to, answering shareholder questions concerning the Funds, providing information to shareholders on their investments in the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services the Trust, on behalf of each Fund, has agreed to pay the Distributor a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of shares of that Fund held during the period in customer accounts for which the Distributor has provided services under the Plan.

         For the fiscal year ended October 31, 1996, such fees totaled $219,481. The amounts incurred with respect to each Fund during such period are set forth below:

                                                        AMOUNTS
                     FUND                              INCURRED
                                                       PURSUANT
                                                     TO 12B-1 PLAN
MIDWEST GROWTH FUND                                    $139,214
GROWTH AND INCOME FUND                                 $ 61,603
GOVERNMENT SECURITIES FUND                             $ 18,664
TOTAL                                                  $219,481

         In addition, the Distributor has entered into Rule 12b-1 Agreements with selected dealers pursuant to which such dealers agree to provide certain shareholder services and distribution assistance including, but not limited to, those discussed above.

THE CUSTODIAN
-------------

         UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64141, serves as the Funds' Custodian pursuant to the Custody Agreement dated January 20, 1995. In such capacity the Custodian holds or arranges for the holding of all portfolio securities and other assets of the Funds.

LEGAL COUNSEL AND INDEPENDENT AUDITORS
--------------------------------------

         Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215, is counsel to the Trust and will pass upon the legality of the shares offered thereby. The Trust has selected Ernst & Young LLP, 1300 Huntington Building, 925 Euclid Avenue, Cleveland, Ohio 44115-1405, as independent auditors for the Funds. The financial statements for the Funds for the fiscal year ended October 31, 1996, appearing as Appendix "B" in this Statement of Additional Information have been audited by Ernst & Young LLP as set forth in their report attached thereto and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
                ------------------------------------------------

PORTFOLIO TRANSACTIONS
----------------------

         Roulston is authorized to select brokers and dealers to effect securities transactions for the Funds. Roulston will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While Roulston generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Roulston seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

BROKERAGE COMMISSIONS
---------------------

         Roulston may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to Roulston. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Roulston will be in addition to and not in lieu of the services required to be performed by Roulston under the Advisory Agreement. If, in the judgment of Roulston, a Fund or other accounts managed by Roulston will be benefitted by supplemental research services, Roulston is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Roulston will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that Roulston will find all of such services of value in advising the Funds.

         Roulston has an arrangement with Thompson Institutional Services, Inc. ("Thompson") whereby Roulston receives specific research products known as First Call, ALERT, Research Direct, Baseline, HOLT, STOCK VAL, and Muller Data in exchange for placing an agreed upon amount of trades on behalf of privately managed accounts and the Funds. There have to date been no trades placed with Thompson by Roulston on behalf of any Fund.

any portfolio of the Trust.

         Under the provisions of the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the Commission thereunder, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if written procedures approved by the Trust's Board of Trustees are in effect expressly permitting the Distributor to receive and retain such compensation. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and have reviewed these procedures periodically. The rules of the Commission and such procedures require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. "Usual and customary" commissions are defined to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

         Since the Funds' inception, the Distributor had so effected portfolio transactions for the Funds; however, the Distributor has not done so since February, 1996 and does not expect to do so in the future. In addition, a Fund may direct commission business to one or more designated broker/dealers, including the Distributor, in connection with such broker/dealer's payment of certain of a Fund's or the Trust's expenses.

         For the fiscal year ended October 31, 1996, brokerage commissions paid by the Trust on behalf of the Funds amounted to $156,078. The total brokerage commissions attributable to each Fund are set forth below.


                                               11/01/95
                  FUND                            TO
                  ----                         10/31/96
                                               --------
MIDWEST GROWTH FUND                            $122,870
GROWTH AND INCOME FUND                         $ 33,208
GOVERNMENT SECURITIES FUND                     $      0
                 TOTALS                        $156,078*

* Of this amount, $42,316 was paid to the Distributor, which represents 27% of the total commissions paid by the Trust to all brokers through whom trades were placed during the period. In addition, 19% of the Trust's aggregate dollar amount of transactions were effected through the Distributor.

         For the fiscal period of May 1, 1995 through October 31, 1995, brokerage commissions paid by the Trust on behalf of the Funds amounted to $71,140. The total brokerage commissions attributable to each Fund are set forth below.

                                               11/01/95
                  FUND                            TO
                  ----                         10/31/96
                                               --------
MIDWEST GROWTH FUND                             $63,257
GROWTH AND INCOME FUND                          $ 7,883
GOVERNMENT SECURITIES FUND                      $     0
                 TOTALS                         $71,140*

* Of this amount, $68,731 was paid to the Distributor, which represents 97% of the total commissions paid by the Trust to all brokers through whom trades were placed during the period. In addition, 96% of the Trust's aggregate dollar amount of transactions were effected through the Distributor .

         Prior to the Reorganization, Advisors paid the following brokerage commissions on behalf of the Acquired Funds during the periods shown:

                                             11/01/93           11/01/94
          FUND                                  TO                TO
          ----                               10/31/94           4/30/95
                                             --------           -------
MIDWEST GROWTH FUND                           $83,351             $78,378
GROWTH AND INCOME FUND                        $12,948             $ 6,877
GOVERNMENT SECURITIES FUND                    $     0             $     0
                 TOTALS                       $96,299             $85,255*

* Prior to the Reorganization, a portion of the above-referenced brokerage commissions was paid on behalf of the Acquired Funds to the Distributor.

         It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, Roulston may place portfolio orders with qualified broker/dealers who recommend such Funds' shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker/dealers.

PORTFOLIO TURNOVER
------------------

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of that Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         The portfolio turnover rates for the fiscal years ended October 31, 1996, 1995 and 1994, for the MIDWEST GROWTH FUND were 58.01%, 46.51% and 77.57%, respectively; for the GROWTH AND INCOME FUND were 34.02%, 13.36% and 35.16%, respectively; and for the GOVERNMENT FUND were 21.23%, 1.28% and 24.14%, respectively. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE
                                 ---------------

         As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the earlier of 4:00 p.m., Eastern Time, or the close of regular trading on the New York Stock Exchange (the "Exchange"), on each Business Day. A "Business Day" is any day the Exchange is open for regular business. Currently the Exchange is closed in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

         Valuations of securities purchased by the Funds are supplied by independent pricing services used by FPS, as administrator, which have been approved by the Trustees of the Trust. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange on which the security is principally traded. Equity securities for which there is no sale on that day and equity securities traded only in the over-the-counter market will be valued at their closing bid prices obtained from one or more dealers making markets for such securities or, if market quotations are not readily available, at their fair value as determined in good faith by the Board of Trustees.

         Valuations of fixed and variable income securities ("debt securities") are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications at to value from recognized dealers, and general market conditions. The pricing services may use electronic data processing techniques and/or a computerized matrix system to determine valuations. Debt securities for which market quotations are readily available are valued based upon those quotations. The procedures used by the pricing service are reviewed by the officers of the Trust under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the debt security. In such instances the debt security will be valued at fair value as determined in good faith by or under the direction of the Trustees.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

         The Funds' shares may be purchased at the public offering price, which is the net asset value next computed, and are sold on a continuous basis through the Distributor, principal underwriter of the Funds' shares, at its address and number set forth under the heading "The Distributor", and through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with the Distributor.

         The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets.

                                      TAXES
                                      -----

         Each Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, future contracts or foreign currencies held less than three months; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, such Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for Federal income tax purposes, even if paid in additional shares of the Fund and not in cash.

         Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on long-term capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's Federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of any one Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro-rata share of the foreign taxes paid by the

Fund.  These taxes will be taken as a deduction by such Fund.

         Each Fund may be required by Federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions paid to any shareholder, and the proceeds of redemption or the values of any exchanges of shares of a Fund, if such shareholder (1) fails to furnish the Trust with a correct tax identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security Number.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of a Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION
                             -----------------------

YIELD
-----

         As summarized in the Prospectus under the heading "PERFORMANCE OF THE FUNDS," the yield of a Fund will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of a Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's shares and to the relative risks associated with the investment objective and policies of such Fund.

         For the 30-day period ended October 31, 1996, the yields for FAIRPORT MIDWEST GROWTH FUND, FAIRPORT GROWTH AND INCOME FUND and FAIRPORT GOVERNMENT SECURITIES FUND were 0.00%, 0.78%, and 5.34%, respectively.

CALCULATION OF TOTAL RETURN
---------------------------

         Each quotation of average annual total return will be computed by finding the average annual compounded rate of return over that period which would equate the value of an initial amount of $1,000 invested in a Fund equal to the ending redeemable value, according to the following formula:

                          P(T + 1)n (exponent) = ERV

         Where: P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years, and ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the period at the end of the period for which average annual total return is being calculated assuming a complete redemption. The calculation of average annual total return assumes the deduction of the maximum sales charge, if any, from the initial investment of $1,000, assumes the reinvestment of all dividends and distributions at the price stated in the then effective Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts assuming such Fund's average account size.

         For the one year period ended October 31, 1996, and the period from July 1, 1993 (commencement of operations) through October 31, 1996, the average annual total returns for the Funds were as follows:


                                        7/01/93             11/01/95
                      FUND                TO                   TO
                      ----             10/31/96             10/31/96
                                       --------             --------
MIDWEST GROWTH FUND                     17.01%               16.28%
GROWTH AND INCOME FUND                  13.02%               17.77%
GOVERNMENT SECURITIES FUND               4.19%                4.58%


         At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that any historical results will continue. Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields and total return will vary.

PERFORMANCE COMPARISONS
-----------------------

         Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by Lipper Analytical

Services, Inc., Morningstar, Inc. and Ibbotson Associates of Chicago, Illinois. Comparison may also be made to indices or data published in various financial and business publications and periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

                                OTHER INFORMATION
                                -----------------

DESCRIPTION OF SHARES
---------------------

         The Trust is an Ohio business trust. The Trust was organized on September 16, 1994, and the Trust's Declaration of Trust was filed with the Secretary of State of Ohio on September 19, 1994. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust presently has three series of shares, which represent interests in the Funds. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, a Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Fund, of any general assets not belonging to any particular Fund which are available for distribution. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by a Fund upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general asset of the Trust not readily identified as belonging to a particular Fund that is allocated to the Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a series will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series. Under Rule 18f-2, the approval of any amendment to the Advisory Agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.

However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES
--------------------------------------------

         As used in the Prospectus and this Statement of Additional Information, "vote of a majority of the outstanding shares" of the Trust or a Fund, means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or that Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or such Fund.

MISCELLANEOUS
-------------

         Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Trust entitled to vote may cause the Trustees to call a special meeting. However, the Trust has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Trust entitled to vote and that the Trust will assist in communications with other shareholders as required by ss.16(c) of the 1940 Act. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

         The Trust is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                                                                    APPENDIX "A"

                              RATINGS OF SECURITIES
                              ---------------------
                            COMMERCIAL PAPER RATINGS
                            ------------------------

STANDARD & POOR'S CORPORATION:
Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

MOODY'S INVESTORS SERVICE, INC.:
The rating "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

FITCH INVESTORS SERVICE, INC.:
Commercial paper rated "F-1" by Fitch Investors Service, Inc. ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated "F-2" by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., "F-1." The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

                             CORPORATE DEBT RATINGS
                             ----------------------

STANDARD & POOR'S CORPORATION:
An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and "B" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

MOODY'S INVESTORS SERVICE, INC.:
The following summarizes the six highest ratings used by Moody's for corporate debt. Bonds that are rated "Aaa" by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities. Bonds that are rated "A" by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated "Baa" by Moody's are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bond which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Duff & Phelps, Inc.:
The following summarizes the six highest long-term debt ratings by Duff & Phelps, Inc. ("Duff"). Debt rated "AAA" has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. Debt rated "BB" is below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Debt rated "B" is below investment-grade and possesses risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade. To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within this major rating category.

Fitch:
The following summarizes the six highest long-term debt ratings by Fitch (except for "AAA" ratings, plus(+) or minus (-) signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated "BBB" are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment-grade is higher than for bonds with higher ratings. Bonds rated "BB" are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated "B" are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

IBCA Limited and its affiliate IBCA, Inc.:
The following summarizes the six highest long-term debt ratings by IBCA Limited and its affiliate IBCA, Inc. (collectively "IBCA"). Obligations rated "AAA" are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated "AA" are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated "A" are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated "BBB" are those for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Obligations rated "BB" are those for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Obligations rated "B" are those for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

Thompson BankWatch, Inc.:
The following summarizes the six highest long-term debt ratings by Thomson Bank Watch, Inc. ("Thompson"). "AAA" is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. "AA" is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. "A" is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. "BBB" is the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment-grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issuer rated "B" show a higher degree of uncertainty and therefore greater likelihood of default that higher rated issuers. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

                                                                    APPENDIX "B"

                                     ------

                          ANNUAL REPORT TO SHAREHOLDERS

                                     ------






                                FISCAL YEAR ENDED

                                OCTOBER 31, 1996

                                 FAIRPORT FUNDS
                        CHARTING A COURSE YOU CAN TRUST(SM)

                                               ANNUAL REPORT TO
                                                  SHAREHOLDERS


                                        - FAIRPORT MIDWEST GROWTH FUND

                                        - FAIRPORT GROWTH AND INCOME FUND

                                        - FAIRPORT GOVERNMENT SECURITIES FUND

                                                   October 31, 1996

Advised by
ROULSTON & COMPANY, INC.

FAIRPORT FUNDS                                    ANNUAL REPORT TO SHAREHOLDERS

                                                               November 27, 1996

Dear Shareholder:

We are pleased to issue the financial report on the Fairport Funds for the year ended October 31, 1996.

The Fairport Midwest Growth Fund gained 16.28% during the period, while the Fairport Growth and Income Fund gained 17.77%. These returns were earned in a period when the market, as measured by the Standard & Poor's 500 Stock Index, gained by 23.98%. The Fairport Government Securities Fund gained 4.58% during the period while the Lehman Brothers Intermediate Treasury Bond Index increased by 5.62%.

Economic activity continued at the slower pace set in the preceding year. Capital spending and export growth remain the driving engines of this expansion, while consumer and public sector spending remain the restraining elements. Some price increases among a few commodities were worrisome early in the year, but this concern evaporated over the summer. Productivity, wage restraint, better than anticipated agricultural production, and moderate growth kept a tight rein on inflation.

Continued moderate economic growth approaching 3% with inflation under control remains a favorable setting for both the bond and stock markets.

In the commentary that follows on each of the Funds, you will note a common theme that has long been a hallmark of our investment management. Research is the cornerstone of our investment process. Our research efforts for the Fairport Funds continue to give us confidence in the future of the economy and the portfolios we manage on your behalf.


    /s/ Scott D. Roulston                        /s/ Joseph A. Harrison
    Scott D. Roulston                            Joseph A. Harrison
    President                                    Director of Investments

FAIRPORT FUNDS                                      INVESTMENT ADVISER'S REPORT

FAIRPORT MIDWEST GROWTH FUND

The graph below compares the increase in value of a $10,000 investment in Fairport Midwest Growth Fund with the performance of the Standard & Poor's 500 Stock and Lipper Growth Fund indices.

   FAIRPORT MIDWEST GROWTH FUND: GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

            AVERAGE ANNUAL TOTAL RETURN*
               1 Year ..............16.28%
               Since Inception......17.01%

                  *For period ending 10/31/96

                                   7/1/93  7/93  10/93  1/94  4/94  7/94 10/94 1/95 4/95 7/95  10/95  1/96  4/96   7/96  10/96
Fairport Midwest Growth Fund
Lipper Growth Fund Index
Standard & Poor's 500 Stock Index

                           Past performance is not indicative of future results.


Fairport Midwest Growth Fund was established to achieve capital appreciation through the investment in equity securities of companies that are headquartered in the eight-state area contiguous to the Great Lakes.

While the Fund's objective is capital appreciation, investments are not limited to growth stocks. We seek opportunities in a broad spectrum of investments from traditional growth companies to highly cyclical companies.

Investment decisions are driven by intense and continuous fundamental research. This research focus attempts to uncover a combination of internal and external change at a company that presents an unusual appreciation potential.

  Internal changes that would be significant might include:

- An internal change in management

- A strategic decision to change the business focus of the company or a sector of the company that could include an acquisition or divestiture

- The development of an important new product or service

- Adoption of new operating methods or systems that could positively impact profitability and cash flow.

Significant external changes might include:

- A new CEO or other important manager brought in from outside the company

- A structural change such as a consolidation or bankruptcy in an important customer industry

- A significant change in the competitive environment caused by a new entrant into the market, a new product introduced by a competitor or a dramatic change in product pricing or costs

- The development of a new technology that could impact the industry.

While the above lists are far from exclusive, they provide some examples of the type of changes our research process attempts to identify and analyze.

Continued steady domestic economic growth and the potential for improving international economies provide a positive backdrop for the Midwest in the year ahead. The combination of modest growth and low inflation, while generally positive, will present operating challenges to many company managements. Our research-driven stock selection process will continue to focus on each management's ability to prosper in this environment. To date, this disciplined approach is still able to identify attractive investments in the Midwest.

FAIRORT FUNDS

FAIRPORT GROWTH AND INCOME FUND

The graph below compares the increase in value of a $10,000 investment in Fairport Growth and Income Fund with the performance of the Standard & Poor's 500 Stock and Lipper Growth & Income Fund indices.

   FAIRPORT MIDWEST GROWTH FUND: GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                   AVERAGE ANNUAL TOTAL RETURN*

                       1 Year...............17.77%
                       Since Inception.......13.02%

                          *For period ending 10/31/96

                                   7/1/93  7/93  10/93  1/94  4/94  7/94 10/94 1/95 4/95 7/95  10/95  1/96  4/96   7/96  10/96
Fairport Midwest Growth Fund
Lipper Growth and Income Fund Index
Standard & Poor's 500 Stock Index





            Past performance is not indicative of future results.


Fairport Growth and Income Fund was established to achieve capital appreciation and current income primarily through investment in common stocks or securities convertible into common stocks.

The investment policy is to invest in a diversified portfolio of dividend-paying common stocks which have been researched by our own staff and offer reasonable valuation based on price to earnings, book value and cash flows.

Our investment strategy is to seek out companies that meet the demanding fundamental analysis of our research staff. Visits with management, suppliers, customers, distributors and unions are among the sources utilized by our analysts to form judgments about the outlook for each company. The results of this analysis are joined with rigorous valuation for each investment in the portfolio.

Two firms that typify our investment approach are AVX Corp. and Avnet, Inc. Both companies, one a manufacturer of electronic components and the other a distributor of components and computer equipment, were adversely affected by an inventory correction that began one year ago. In mid-summer, both issues were very attractively valued. Our research contacts at a number of manufacturing and distribution companies were able to confirm that excess inventories in some lines had already been eliminated and others had but a short time until they would be in balance as well. Two fine companies, with prospects for solid earnings growth ahead confirmed, made excellent additions to the portfolio.

Currently, the fund is diversified among 32 investments representing most sectors of our economy. Our broad-based research effort is focused on companies that are taking requisite action to improve profitability. Conversations with a broad cross-section of managements indicate a favorable outlook for continued moderate economic growth with low inflation. We will continue to seek out those companies that present a favorable earnings outlook at prices that offer good value.

                                                     INVESTMENT ADVISER'S REPORT

FAIRPORT GOVERNMENT SECURITIES FUND

The graph below compares the increase in value of a $10,000 investment in Fairport Government Securities Fund with the performance of the Lehman Brothers Intermediate Treasury Bond Index.

FAIRPORT GOVERNMENT SECURITIES FUND: GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Fairport Government Securities Fund
Lehman Brothers Intermediate Treasury Bond Index

      AVERAGE ANNUAL TOTAL RETURN*
          1 Year...............4.58%
          Since Inception......4.19%

            *For period ending 10/31/96

                                   7/1/93  7/93  10/93  1/94  4/94  7/94 10/94 1/95 4/95 7/95  10/95  1/96  4/96   7/96  10/96

            Past performance is not indicative of future results.

In order to meet its objective of current income with preservation of capital, Fairport Government Securities Fund seeks to minimize credit risk by investment in securities issued directly by the U.S. Government. Because changes in interest rates affect the value of the Fund's holdings, investment in issues maturing in less than ten years are the primary focus of the portfolio.

Since our last report, many of the concerns about commodity prices and wage increases have been put to rest. Inflation remained in check and interest rates receded from the interim highs reached in June. Our outlook calls for continued moderate growth and low inflation which should be a favorable environment for the bond market.

FAIRPORT FUNDS


FAIRPORT MIDWEST GROWTH FUND                 October 31, 1996
==============================================================
                                       Shares          Value
--------------------------------------------------------------
COMMON STOCKS -- 93.08%

CAPITAL GOODS-22.80%
AMP, Inc. ........................      36,700     $ 1,243,212
GATX Corp. .......................      41,000       1,957,750
Harnischfeger Industries, Inc. ...      50,000       2,000,000
Kennametal, Inc. .................      50,000       1,700,000
Myers Industries, Inc. ...........     120,000       1,860,000
Nordson Corp. ....................      24,700       1,358,500
Park-Ohio Industries, Inc.* ......     100,509       1,507,635
Trinova Corp. ....................      43,000       1,413,625
                                                     ---------
                                                    13,040,722
--------------------------------------------------------------

COMMUNICATION EQUIPMENT-3.05%
Allen Group, Inc.* ...............     110,000       1,746,250
--------------------------------------------------------------

CONSUMER DURABLES-6.84%
Masco Corp. ......................      65,000       2,039,375
Royal Appliance Manufacturing Co.*     300,000       1,875,000
                                                     ---------
                                                     3,914,375
--------------------------------------------------------------

CONSUMER NON-DURABLES-21.57%
Consolidated Stores Corp.* .......      54,700       2,112,788
Patterson Dental Co.* ............      75,000       2,100,000
Rite Aid Corp. ...................      72,000       2,448,000
Stryker Corp. ....................     100,000       2,975,000
Worthington Foods, Inc. ..........     120,000       2,700,000
                                                     ---------
                                                    12,335,788
--------------------------------------------------------------

ENERGY-5.33%
Belden & Blake Corp.* ............     115,100       3,050,150
--------------------------------------------------------------

FINANCE-16.25%
First Bank System, Inc. ..........      33,000       2,178,000
First Empire State Corp. .........       8,000       2,054,000
Norwest Corp. ....................      60,000       2,632,500
Star Banc Corp. ..................      27,000       2,430,000
                                                     ---------
                                                     9,294,500
--------------------------------------------------------------


                                                         SCHEDULE OF INVESTMENTS

                                                                    Shares        Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)

MATERIALS/SERVICES-17.24%
Bearings, Inc. ............................................          78,750     $2,047,500
Duriron Co., Inc. .........................................          55,800      1,492,650
Figgie International, Inc. Class A* .......................         180,000      1,912,500
Libbey, Inc. ..............................................          70,000      1,680,000
Owens Corning Fiberglass Corp. ............................          29,700      1,150,875
Pioneer Standard Electronics, Inc. ........................         150,000      1,575,000
                                                                                -----------
                                                                                 9,858,525
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS-(COST $43,100,008) ....................                     53,240,310
------------------------------------------------------------------------------------------

                                                                Principal
                                                                 Amount
------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 4.47%

United Missouri Bank, U.S. Treasury Note,
     $2,585,000 par, 5.125% coupon,
     due 06/30/98, dated 10/31/96,
     to be sold on 11/01/96 at $2,555,380 (Cost $2,555,000)     $ 2,555,000      2,555,000
------------------------------------------------------------------------------------------

TOTAL INVESTMENTS-97.55% (COST $45,655,008)** .............                      55,795,310
                                                                                -----------
CASH AND OTHER ASSETS NET OF LIABILITIES-2.45% ............                       1,402,607
                                                                                -----------
NET ASSETS-100.00% ........................................                     $57,197,917
                                                                                ===========
===========================================================================================

* Non-income producing security.

**Also represents cost for Federal income tax purposes.

  See accompanying notes to financial statements.

FAIRPORT FUNDS


FAIRPORT GROWTH AND INCOME FUND             October 31, 1996
============================================================
                                        Shares       Value
------------------------------------------------------------
COMMON STOCKS -- 91.34%

AEROSPACE DEFENSE-2.89%
Boeing Co. .......................      7,000     $  667,625
------------------------------------------------------------

CAPITAL GOODS-18.84%
Emerson Electric Co. .............      8,000        712,000
GATX Corp. .......................     14,000        668,500
General Electric Co. .............      7,100        686,925
Harnischfeger Industries, Inc. ...     20,000        800,000
Johnson Controls, Inc. ...........     10,000        730,000
Kennametal, Inc. .................     22,000        748,000
                                                   ---------
                                                   4,345,425
------------------------------------------------------------

CONSUMER DURABLES-9.23%
Leggett & Platt, Inc. ............     26,000        776,750
TRW, Inc. ........................      7,000        633,500
Tupperware Corp. .................     14,000        719,250
                                                   ---------
                                                   2,129,500
------------------------------------------------------------

CONSUMER NON-DURABLES-16.71%
Banta Corp. ......................     24,000        507,000
Baxter International, Inc. .......     10,000        416,250
Beckman Instruments, Inc. ........     20,000        735,000
Dial Corp. .......................     26,000        357,500
Rite Aid Corp. ...................     20,000        680,000
Sara Lee Corp. ...................     22,000        781,000
Viad Corp. .......................     26,000        377,000
                                                   ---------
                                                   3,853,750
------------------------------------------------------------

ENERGY-3.07%
Exxon Corp. ......................      8,000        709,000
------------------------------------------------------------

FINANCE-17.70%
American International Group, Inc.      8,000        869,000
First Empire State Corp. .........      3,000        770,250
KeyCorp ..........................     15,000        699,375
National City Corp. ..............     20,000        867,500
Norwest Corp. ....................     20,000        877,500
                                                   ---------
                                                   4,083,625
------------------------------------------------------------

                                                         SCHEDULE OF INVESTMENTS

                                                   Shares       Value
------------------------------------------------------------------------
COMMON STOCKS (CONT.)

MATERIALS/SERVICES-9.98%
Avnet, Inc. .............................          13,000    $   654,875
Cabot Corp. .............................          18,000        434,250
Ferro Corp. .............................          20,000        540,000
Teleflex, Inc. ..........................          14,000        673,750
                                                             -----------
                                                               2,302,875
------------------------------------------------------------------------

TECHNOLOGY-9.63%
AVX Corp. ...............................          32,000        592,000
Frontier Corp. ..........................          24,000        696,000
Harris Corp. ............................          12,000        751,500
Lucent Technologies, Inc. ...............           3,889        182,783
                                                             -----------
                                                               2,222,283
------------------------------------------------------------------------

UTILITIES-3.29%
GTE Corp. ...............................          18,000        758,250
------------------------------------------------------------------------

TOTAL COMMON STOCKS-(COST $16,006,261) ..                     21,072,333
------------------------------------------------------------------------

                                               Principal
                                                Amount
------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 7.68%

United Missouri Bank, U.S. Treasury Note,
   $1,792,000 par, 5.125% coupon, due
   06/30/98, dated 10/31/96, to be sold
   on 11/01/96 at $1,771,263
   (Cost $1,771,000) ....................     $ 1,771,000      1,771,000
------------------------------------------------------------------------

TOTAL INVESTMENTS-99.02%
    (COST $17,777,261)** ................                     22,843,333
                                                             -----------
CASH AND OTHER ASSETS NET OF
    LIABILITIES-0.98% ...................                        227,520
                                                             -----------
NET ASSETS-100.00% ......................                    $23,070,853
                                                             ===========
=========================================================================

**Also represents cost for Federal income tax purposes.

  See accompanying notes to financial statements.



FAIRPORT FUNDS                                          SCHEDULE OF INVESTMENTS

FAIRPORT GOVERNMENT SECURITIES FUND                         October 31, 1996
============================================================================

                                                   Principal
                                                    Amount          Value
----------------------------------------------------------------------------
U.S. TREASURY NOTES -- 96.69%

U.S. TREASURY NOTES

6.875%, 08/31/99 .............................     $1,000,000     $1,024,720
5.500%, 04/15/00 .............................      1,000,000        985,480
5.625%, 02/28/01 .............................      1,000,000        983,690
6.250%, 02/15/03 .............................      1,000,000      1,003,880
5.875%, 02/15/04 .............................      1,600,000      1,564,112
----------------------------------------------------------------------------

TOTAL INVESTMENTS-96.69% (COST $5,561,814)** .                     5,561,882
                                                                  ----------

CASH AND OTHER ASSETS NET OF LIABILITIES-3.31%                       190,418
                                                                  ----------

NET ASSETS-100.00% ...........................                    $5,752,300
                                                                  ==========

**Also represents cost for Federal income tax purposes.

  See accompanying notes to financial statements.


FAIRPORT FUNDS                             STATEMENTS OF ASSETS AND LIABILITIES

                                                                October 31, 1996


======================================================================================================================
                                                           FAIRPORT MIDWEST       FAIRPORT GROWTH  FAIRPORT GOVERNMENT
                                                             GROWTH FUND          AND INCOME FUND     SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities at value
   (cost $45,655,008,
   $17,777,261 and $5,561,814, respectively) ......          $ 55,795,310          $ 22,843,333          $ 5,561,882
Cash ..............................................                   754                   833              117,328
Receivable for capital stock sold .................                97,227                 5,517                2,678
Receivable for securities sold ....................             1,412,285               685,000                    0
Dividends and interest receivable .................                27,368                17,725               57,646
Reimbursement due from adviser ....................                11,559                 7,992               11,248
Deferred organization costs (Note A) ..............                10,868                10,868               10,868
Other assets ......................................                 1,368                   627                  197
                                                             ------------           -----------          -----------
       Total assets ...............................            57,356,739            23,571,895            5,761,847
                                                             ------------           -----------          -----------

LIABILITIES
Payable for capital stock redeemed ................               103,698                54,383                    0
Payable for securities purchased ..................                     0               421,530                    0
Accrued expenses ..................................                55,124                25,129                9,269
Distributions payable .............................                     0                     0                  278
                                                             ------------           -----------          -----------
      Total liabilities ...........................               158,822               501,042                9,547
                                                             ------------           -----------          -----------
NET ASSETS
Applicable to 3,689,148, 1,622,062
   and 589,863 shares outstanding,
   respectively ...................................          $ 57,197,917          $ 23,070,853          $ 5,752,300
                                                             ============           ===========          ===========
NET ASSETS CONSIST OF
Capital paid-in ...................................          $ 42,806,548          $ 16,110,573          $ 5,861,145
Undistributed net investment income (loss) ........               (10,427)               35,717                    0
Accumulated net realized gain (loss) on investments             4,261,494             1,858,491             (108,913)
Net unrealized appreciation on investments ........            10,140,302             5,066,072                   68
                                                             ------------           -----------          -----------
                                                             $ 57,197,917          $ 23,070,853          $ 5,752,300
                                                             ============           ===========          ===========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE .....................          $      15.50          $      14.22          $      9.75
======================================================================================================================


See accompanying notes to financial statements.


FAIRPORT FUNDS                                    STATEMENTS OF OPERATIONS

                                                    Year Ended October 31, 1996

===========================================================================================================================

                                                    FAIRPORT MIDWEST   FAIRPORT GROWTH   FAIRPORT GOVERNMENT
                                                       GROWTH FUND     AND INCOME FUND    SECURITIES FUND

---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ........................................    $   716,743       $   551,308       $       0
Interest .........................................        134,338            43,022         434,855
                                                        ---------         ---------       ---------
      Total investment income ....................        851,081           594,330         434,855
                                                        ---------         ---------       ---------

EXPENSES
Investment advisory fees (Note B) ................        417,458           184,723          18,674
Transfer agent fees ..............................         55,050            38,160          27,891
Administration fees ..............................         75,644            33,436          10,062
Distribution expenses (Note B) ...................        139,214            61,603          18,664
Pricing fees .....................................         39,023            26,857          25,267
Printing fees ....................................         30,611            12,105           3,417
Custodian fees ...................................         28,152            19,365           9,428
Auditing fees ....................................         24,785             9,944           3,204
Legal fees .......................................         45,627            18,291           6,445
Insurance fees ...................................         19,597             9,631           4,164
Amortization of organization costs (Note A) ......          3,115             3,115           3,115
Registration expenses ............................         40,663            27,016          19,867
Trustees fees ....................................         15,381             4,927           1,969
Miscellaneous expenses ...........................          4,093             1,541             777
                                                        ---------         ---------       ---------
      Total expenses .............................        938,413           450,714         152,944

Expenses reimbursed (Note B) .....................       (169,950)          (81,095)        (85,718)
                                                        ---------         ---------       ---------
      Net expenses ...............................        768,463           369,619          67,226
                                                        ---------         ---------       ---------

NET INVESTMENT INCOME ............................         82,618           224,711         367,629
                                                        ---------         ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments ..........      4,515,778         1,856,970         (97,666)
Net change in unrealized
   appreciation (depreciation) on investments ....      3,805,220         1,863,728          (3,304)
                                                        ---------         ---------       ---------
Net realized and unrealized
   gain (loss) on investments ....................      8,320,998         3,720,698        (100,970)
                                                        ---------         ---------       ---------

INCREASE IN NET ASSETS FROM OPERATIONS ...........    $ 8,403,616       $ 3,945,409       $ 266,659
===================================================================================================

See accompanying notes to financial statements.

FAIRPORT FUNDS                               STATEMENTS OF CHANGES IN NET ASSETS



====================================================================================================================================
                                                  FAIRPORT MIDWEST               FAIRPORT GROWTH             FAIRPORT GOVERNMENT
                                                      GROWTH FUND                AND INCOME FUND               SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                   Year          Year           Year           Year          Year            Year
                                                  Ended         Ended          Ended          Ended         Ended           Ended
                                                10/31/96       10/31/95      10/31/96       10/31/95       10/31/96       10/31/95
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income .....................  $     82,618   $    116,744   $    224,711   $    257,163   $   367,629   $   412,546
Net realized gain (loss) on investments ...     4,515,778      1,329,274      1,856,970        280,894       (97,666)       (1,571)
Net change in unrealized appreciation
   (depreciation) on investments ..........     3,805,220      5,112,366      1,863,728      2,751,712        (3,304)      698,738
                                             ------------   ------------   ------------   ------------   -----------   -----------
Increase in net assets ....................     8,403,616      6,558,384      3,945,409      3,289,769       266,659     1,109,713
                                             ------------   ------------   ------------   ------------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ................       (91,013)      (130,340)      (254,673)      (207,044)     (405,004)     (411,089)
From net realized gains ...................      (774,801)    (2,076,604)      (178,762)      (167,462)            0             0
                                             ------------   ------------   ------------   ------------   -----------   -----------
Total distributions .......................      (865,814)    (2,206,944)      (433,435)      (374,506)     (405,004)     (411,089)
                                             ------------   ------------   ------------   ------------   -----------   -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .................    11,742,064     17,023,299      4,811,561      5,619,642     1,737,076     1,562,174
Reinvestment of dividends .................       857,142      2,182,580        383,496        309,030       309,367       265,604
Amount paid for repurchase of shares ......   (12,346,785)    (3,838,535)    (8,718,184)    (3,939,188)   (4,802,614)   (1,493,055)
                                             ------------   ------------   ------------   ------------   -----------   -----------
Net increase (decrease) from capital
   transactions ...........................       252,421     15,367,344     (3,523,127)     1,989,484    (2,756,171)      334,723
                                             ------------   ------------   ------------   ------------   -----------   -----------
Total increase (decrease) in net assets ...     7,790,223     19,718,784        (11,153)     4,904,747    (2,894,516)    1,033,347

NET ASSETS
Beginning of year .........................    49,407,694     29,688,910     23,082,006     18,177,259     8,646,816     7,613,469
                                             ------------   ------------   ------------   ------------   -----------   -----------
End of year ...............................  $ 57,197,917   $ 49,407,694   $ 23,070,853   $ 23,082,006   $ 5,752,300   $ 8,646,816
                                             ------------   ------------   ------------   ------------   -----------   -----------
Accumulated undistributed (overdistributed)
   net investment income included in
   net assets at end of year ..............  $    (10,427)  $     (2,032)  $     35,717   $     65,679   $         0   $    37,375
                                             ------------   ------------   ------------   ------------   -----------   -----------

CAPITAL SHARE TRANSACTIONS
Shares sold ...............................       815,058      1,339,632        361,212        502,408       177,063       166,952
Shares issued on reinvestment
   of dividends ...........................        62,134        187,547         28,972         28,130        31,864        28,472
Shares repurchased ........................      (835,517)      (299,578)      (646,096)      (355,019)     (498,079)     (159,651)
                                             ------------   ------------   ------------   ------------   -----------   -----------
Net increase (decrease) from capital
   transactions ...........................        41,675      1,227,601       (255,912)       175,519      (289,152)       35,773
                                             ============   ============   ============   ============   ===========   ===========
===================================================================================================================================


See accompanying notes to financial statements.

                                                                              11




FAIRPORT FUNDS

-----------------------------------------------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout the periods presented.

                                                                     FAIRPORT MIDWEST GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
                                                           Year           Year           Year          Period
                                                           Ended          Ended         Ended           Ended
                                                         10/31/96       10/31/95       10/31/94       10/31/93(1)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .................  $      13.55    $      12.27  $      11.07  $      10.00
                                                        ------------    ------------  ------------  ------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income ................................          0.02            0.04          0.02          0.01
Net realized and unrealized gain (loss) on investments          2.16            2.04          1.19          1.07
                                                        ------------    ------------  ------------  ------------
      Total from investment operations ...............          2.18            2.08          1.21          1.08
                                                        ------------    ------------  ------------  ------------
LESS DISTRIBUTIONS
From net investment income ...........................         (0.03)          (0.04)        (0.01)        (0.01)
From realized capital gains ..........................         (0.20)          (0.76)         0.00          0.00
                                                        ------------    ------------  ------------  ------------
      Total distributions ............................         (0.23)          (0.80)        (0.01)        (0.01)
                                                        ------------    ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD .......................  $      15.50    $      13.55  $      12.27  $      11.07
                                                        ------------    ------------  ------------  ------------
TOTAL RETURN .........................................         16.28%          18.17%        10.89%        10.90%**
                                                        ============   =============  ============  ============
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) ......................  $     57,198    $     49,408  $     29,688  $      9,870
Ratio of expenses to average net assets
   before reimbursement of expenses by Adviser .......          1.69%           1.57%         1.54%         2.89%*
   after reimbursement of expenses by Adviser ........          1.38%           1.41%         1.45%         1.50%*
Ratio of net investment income to average net assets
   before reimbursement of expenses by Adviser .......         (0.16%)          0.14%         0.08%        (1.11%)*
   after reimbursement of expenses by Adviser ........          0.15%           0.29%         0.17%         0.28%*
Portfolio turnover ...................................         58.01%          46.51%        77.57%         0.00%
Average commission rate paid .........................  $     0.0600             N/A           N/A           N/A
================================================================================================================

*    Annualized
**   Not annualized
N/A  Not applicable; disclosure not required
(1) The Fairport Midwest Growth Fund, Fairport Growth and Income Fund and Fairport Government Securities Fund commenced operations on July 1, 1993. See accompanying notes to financial statements.


                                                                           FAIRPORT GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------
                                                                  Year            Year            Year           Period
                                                                  Ended           Ended           Ended           Ended
                                                                10/31/96       10/31/95         10/31/94        10/31/93(1)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .................     $      12.29    $      10.68     $      10.36    $      10.00
                                                           ------------    ------------     ------------    ------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income ................................             0.13            0.15             0.14            0.04
Net realized and unrealized gain (loss) on investments             2.04            1.68             0.35            0.36
                                                           ------------    ------------     ------------    ------------
     Total from investment operations ................             2.17            1.83             0.49            0.40
                                                           ------------    ------------     ------------    ------------
LESS DISTRIBUTIONS
From net investment income ...........................            (0.14)          (0.12)           (0.14)          (0.04)
From realized capital gains ..........................            (0.10)          (0.10)           (0.03)           0.00
                                                           ------------    ------------     ------------    ------------
     Total distributions .............................            (0.24)          (0.22)           (0.17)          (0.04)
                                                           ------------    ------------     ------------    ------------
NET ASSET VALUE, END OF PERIOD .......................     $      14.22    $      12.29     $      10.68    $      10.36
                                                           ------------    ------------     ------------    ------------
TOTAL RETURN .........................................            17.77%          17.36%            4.72%           3.98%**
                                                           ============    ============     ============    ============
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000) ....................     $     23,071    $     23,082     $     18,177    $      8,716
Ratio of expenses to average net assets
  before reimbursement of expenses by Adviser ........             1.83%           1.79%            1.72%           2.79%*
  after reimbursement of expenses by Adviser .........             1.50%           1.50%            1.50%           1.50%*
Ratio of net investment income to average net assets
  before reimbursement of expenses by Adviser ........             0.58%           0.98%            1.20%           0.10%*
  after reimbursement of expenses by Adviser .........             0.91%           1.26%            1.42%           1.39%*
Portfolio turnover ...................................            34.02%          13.36%           35.16%           4.18%
Average commission rate paid .........................     $     0.0591             N/A              N/A             N/A
========================================================================================================================



                                                                           FAIRPORT GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year          Year          Period
                                                                 Ended          Ended         Ended           Ended
                                                               10/31/96       10/31/95       10/31/94       10/31/93(1)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .................     $       9.84    $       9.03     $      10.20    $      10.00
                                                           ------------    ------------     ------------    ------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income ................................             0.49            0.49             0.43            0.15
Net realized and unrealized gain (loss) on investments            (0.05)           0.81            (1.17)           0.16
                                                           ------------    ------------     ------------    ------------
    Total from investment operations .................             0.44            1.30            (0.74)           0.31
                                                           ------------    ------------     ------------    ------------
LESS DISTRIBUTIONS
From net investment income ..........................             (0.53)          (0.49)           (0.42)          (0.11)
From realized capital gains .........................              0.00            0.00            (0.01)           0.00
                                                           ------------    ------------     ------------    ------------
     Total distributions .............................            (0.53)          (0.49)           (0.43)          (0.11)
                                                           ------------    ------------     ------------    ------------
NET ASSET VALUE, END OF PERIOD .......................     $       9.75    $       9.84     $       9.03    $      10.20
                                                           ------------    ------------     ------------    ------------
TOTAL RETURN .........................................             4.58%          14.76%           (7.24%)          3.04%**
                                                           ============    ============     ============    ============
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) ......................     $      5,752    $      8,647     $      7,614    $      5,829
Ratio of expenses to average net assets
  before reimbursement of expenses by Adviser ........             2.05%           2.16%            1.80%           2.78%*
  after reimbursement of expenses by Adviser .........             0.90%           0.90%            0.90%           0.90%*
Ratio of net investment income to average net assets
  before reimbursement of expenses by Adviser ........             3.78%           3.89%            3.88%           2.29%*
  after reimbursement of expenses by Adviser .........             4.93%           5.16%            4.78%           4.17%*
Portfolio turnover ...................................            21.23%           1.28%           24.14%          24.53%
Average commission rate paid .........................              N/A             N/A              N/A             N/A
========================================================================================================================

                                                                13

FAIRPORT FUNDS                                                October 31, 1996
------------------------------------------------------------------------------

NOTE (A) SIGNIFICANT ACCOUNTING POLICIES:

Fairport Funds (the "Trust"), formerly known as Roulston Family of Funds, is an open-end management investment company and is organized under Ohio law as a business trust under a Declaration of Trust dated September 16, 1994. On March 1, 1996, the Trust changed its name from The Roulston Family of Funds to Fairport Funds. The Trust currently consists of three Funds (the "Funds"):
Fairport Midwest Growth Fund (the "Midwest Growth Fund"), Fairport Growth and Income Fund (the "Growth and Income Fund") and Fairport Government Securities Fund (the "Government Fund"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"). On April 29, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation, the Midwest Growth Fund, the Growth and Income Fund and the Government Fund of the Trust acquired in a tax free reorganization, all of the assets of each of the Roulston Midwest Growth Fund, the Roulston Growth and Income Fund and the Roulston Government Securities Fund (collectively, the "Acquired Funds") of the Advisors' Inner Circle Fund, a Massachusetts business trust, respectively, in exchange for the assumption of such Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Fund of the Trust having an aggregate net asset value equal to such Acquired Fund's net assets (the "Reorganization"). The Reorganization was approved by the shareholders of the Acquired Funds on March 24, 1995. For accounting purposes, the Reorganization was accounted for in a manner similar to a pooling of interest and the financial highlights have been presented since the Funds' inception, July 1, 1993.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.The following is a summary of significant accounting policies consistently followed by the Trust.

(1) SECURITY VALUATION: Equity securities which are listed or admitted to trading on a national securities exchange or in the over-the-counter market will be valued at the last sale price on the exchange on which the security is principally traded. Equity securities for which there is no sale on that day will be valued at their closing bid prices obtained from one or more dealers making markets for such securities or, if market quotations are not readily available, at their fair values as determined in good faith by the Board of Trustees.

Valuations of fixed and variable income securities ("debt securities") are supplied by independent pricing services used by FPS Services, Inc., as administrator, which have been approved by the Trustees of the Trust. Valuations are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. Debt securities for which market quotations are readily available are valued based upon these quotations. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the debt security. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(2) REPURCHASE AGREEMENTS: All Funds may enter into repurchase agreements with financial institutions deemed to be credit worthy by Roulston & Company, Inc. ("Roulston"), the Funds' investment adviser, under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed-upon date and price. Securities purchased subject to repurchase agreements are deposited with the Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than

                                               NOTES TO FINANCIAL STATEMENTS


or equal to the repurchase price plus accrued interest at all times. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

(3) FEDERAL INCOME TAXES: The Funds intend to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements.

(4) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

(5) DIVIDENDS AND DISTRIBUTIONS: Substantially all of the net investment income (exclusive of capital gains) of the Midwest Growth Fund and the Growth and Income Fund is distributed in the form of semi-annual dividends. Net investment income (exclusive of capital gains) of the Government Fund is declared daily and distributed in the form of monthly dividends. Substantially all of the capital gains realized by the Funds will be distributed annually.

(6) DEFERRED ORGANIZATION COSTS: Organizational costs are being amortized on a straight-line basis over five years commencing April 29, 1995.

NOTE (B) RELATED PARTY TRANSACTIONS:

The Trust and Roulston have entered into an Investment Advisory Agreement (the "Agreement") dated as of January 20, 1995. Under terms of the Agreement, Roulston makes the investment decisions for the assets of the Funds and continuously reviews, supervises, and administers the investment program of the Funds. For its services as investment adviser, Roulston receives a fee, at an annual rate of 0.75% of the average daily net assets of each of the Midwest Growth Fund and the Growth and Income Fund up to $100 million of such assets, and 0.50% of each such Fund's assets of $100 million or more. With respect to the Government Fund, Roulston receives a fee at an annual rate of 0.25% of the average daily net assets of the Government Fund up to $100 million of such assets, and 0.125% of such assets of $100 million or more. Such fees will be calculated daily and paid monthly.

Prior to the effective date of the Reorganization, Roulston served as the investment adviser to each of the Acquired Funds. For such services, Roulston received an advisory fee from the Acquired Funds at the following annual rates:
1.00% of the value of each of the Midwest Growth Fund's and the Growth and Income Fund's average daily net assets up to $100 million, 0.75% of each such Fund's assets over $100 million; and 0.50% of the value of the Government Fund's average daily net assets up to $100 million, 0.375% of the average daily net assets from $100 million to $200 million, and 0.25% of the average daily net assets of such Fund over $200 million.

Pursuant to Rule 12b-1 under the Act, the Trust has adopted a Distribution Agreement and Shareholder Service Plan dated January 20, 1995 (the "Plan"), under which each Fund is authorized to pay or reimburse Roulston Research Corp. (the "Distributor"), ultimately a wholly-owned subsidiary of Roulston, a periodic amount calculated at an annual rate not to exceed .25% of the average daily net assets value of such Fund. Such an amount may be used by the Distributor to pay broker-dealers, banks and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization or for distribution assistance and/or shareholder service provided by

FAIRPORT FUNDS                             NOTES TO FINANCIAL STATEMENTS CONT.
                                                              October 31, 1996

the Distributor. Under the Plan, a Participating Organization may include the Distributor's affiliates.

In addition, the Board of Trustees of the Trust adopted certain procedures in accordance with Section 17(e)(2) and Rule 17e-1 under the Act pursuant to which the Distributor was permitted to execute certain portfolio transactions as broker on behalf of the Funds. In connection with such brokerage transactions, Roulston as the investment adviser, could determine to use the Distributor if such use would likely result in commissions, fees or other renumeration and prices for and execution of securities transactions at least as favorable to such Fund as those likely to be derived from other qualified brokers. Such procedures were in place and used during the year ended October 31, 1996 until February 12, 1996, and have not been used since that date.

Roulston has agreed with the Trust to waive its investment advisory fee and to reimburse certain other expenses of the Funds from the effective date of the Reorganization (April 29, 1995) and such waivers and reimbursements shall continue at least through April 30, 1997, to the extent necessary to cause total operating expenses as a percentage of net assets of the Midwest Growth Fund, the Growth and Income Fund and the Government Fund not to exceed 1.38%, 1.50% and
 .90%, respectively.

Information regarding these transactions is as follows for the year ended October 31, 1996:

                                         Midwest       Growth and
                                         Growth          Income       Government
                                         Fund            Fund            Fund
-------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES:
Fees before fee waiver ..........        $417,458        $184,723        $18,674
Fees waived .....................         169,950          81,095         18,674
RULE 12b-1 FEES:
Fees before fee waiver ..........         139,214          61,603         18,664
Fees waived .....................               0               0              0
Other expenses
  reimbursed ....................               0               0         67,044
Brokerage fees paid to the
  distributor on portfolio
  transactions ..................          37,716           4,600              0
--------------------------------------------------------------------------------

Certain of the officers and trustees of the Trust are also officers, directors and/or employees of Roulston and the Distributor. The officers and such interested trustees served without direct compensation from the Trust during the year.

NOTE (C) INVESTMENT TRANSACTIONS:

Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 1996 were:

                                           Proceeds
                              Purchases   from Sales
                                (000)       (000)
-------------------------------------------------------------------------------
Midwest Growth Fund .......   $ 30,566     $ 32,074
Growth and Income Fund ....      8,032       13,272
Government Fund ...........      1,542        4,367
-------------------------------------------------------------------------------

NOTE (D) UNREALIZED APPRECIATION
AND DEPRECIATION:

At October 31, 1996, the gross unrealized appreciation and depreciation of securities for book and Federal income tax purposes consisted of the following:

                                                                Net
                               Gross          Gross         Unrealized
                            Unrealized      Unrealized     Appreciation/
                           Appreciation   (Depreciation)  (Depreciation)
                                (000)         (000)             (000)
-------------------------------------------------------------------------------
Midwest Growth Fund .......  $ 10,775       $ (635)         $ 10,140
Growth and Income Fund ....     5,159          (93)            5,066
Government Fund ...........        43          (43)                0
-------------------------------------------------------------------------------

FAIRPORT FUNDS                                    REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Trustees of
Fairport Midwest Growth Fund,
Fairport Growth and Income Fund
and Fairport Government Securities Fund
of Fairport Funds:

We have audited the accompanying statement of assets and liabilities of Fairport Midwest Growth Fund, Fairport Growth and Income Fund and Fairport Government Securities Fund (the three funds constituting the Fairport Funds, formerly The Roulston Family of Funds), including the schedule of investments, as of October 31, 1996, and the related statements of operations for the year then ended, changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fairport Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from July 1, 1993 (commencement of operations) to October 31, 1993 and for the year ended October 31, 1994 were audited by other auditors whose report dated December 14, 1994 expressed an unqualified opinion on the financial statements (not presented herein) and related financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fairport Midwest Growth Fund, Fairport Growth and Income Fund and Fairport Government Securities Fund of the Fairport Funds at October 31, 1996, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

November 27, 1996
Cleveland, Ohio

FAIRPORT
FUNDS
[LOGO]
CHARTING A COURSE YOU CAN TRUST


4000 Chester Avenue
Cleveland, Ohio 44103
1-800-332-6459



DIRECTORS:
Thomas V. Chema
David H. Gunning
Scott D. Roulston
Ivan Winfield

OFFICERS:
Scott D. Roulston, President
Michele R. Fogarty, Secretary and Treasurer

ADVISER:
Roulston & Company, Inc.
4000 Chester Avenue
Cleveland, Ohio 44103

DISTRIBUTOR:
Roulston Research Corp.
4000 Chester Avenue
Cleveland, Ohio 44103

ADMINISTRATOR & TRANSFER AGENT:
FPS Services, Inc.
3200 Horizon Drive
King of Prussia, Pennsylvania 19406

LEGAL COUNSEL:
Baker & Hostetler
65 East State Street
Columbus, Ohio 43215

INDEPENDENT PUBLIC ACCOUNTANTS:
Ernst & Young, LLP
1300 Huntington Building
925 Euclid Avenue
Cleveland, Ohio 44115-1405

For information call 1-800-332-6459



Fairport Funds take their name from the historic Fairport Harbor Lighthouse, located on Lake Erie at the Grand River, just east of the Funds' headquarters in Cleveland, Ohio. Originally built in 1825, the Fairport Harbor Lighthouse guided ships safely in and out of the harbor for 100 years. In its early years the lighthouse was considered the gateway to the Western Reserve and the vast frontiers of the Northwest Territories and beyond. Later the lighthouse served as a beacon and supply stop for pioneers and travelers on their way to western Great Lakes ports and beyond. The original brick structure was rebuilt in 1871 of sandstone blocks, as it remains today.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.